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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):   May 15, 1998


                          BMJ MEDICAL MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of incorporation)

           001-13785                                    65-0676079
     ---------------------                  ------------------------------------
     (Commission File No.)                  (I.R.S. Employer Identification No.)


        4800 North Federal Highway, Suite 101E, Boca Raton, Florida 33431
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         (Address of principal executive offices)               (zip code)


       Registrant's telephone number, including area code:  (561) 391-1311




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ITEM 8.           CHANGE IN FISCAL YEAR

         On May 15, 1998, the Board of Directors of BMJ Medical Management, Inc. (the "Company") approved the change of the fiscal year of the Company such that the fiscal year of the Company shall end on March 31 of each year. Prior to this change in fiscal year, the Company's fiscal year ended on December 31st of each year. As a result of this change to the fiscal year of the Company, the 1998 fiscal year, which began on January 1, 1998, will end on March 31, 1998 (the "Transition Period"). The Company will file a report on Form 10-K covering the Transition Period.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BMJ MEDICAL MANAGEMENT, INC.

Date:  May 20, 1998                   By:   /s/ David H. Fater
                                            ------------------------------------
                                            Name:   David H. Fater
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer